Supplemental Information Fourth Quarter 2025 1

2 Cautionary Statement Regarding Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated expenses, anticipated events or trends and similar expressions concerning matters that are not historical facts, including statements relating to the growth of our industrial outdoor storage (“IOS”) platform and the consummation of the Mergers (as defined below). In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this document reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; political uncertainty in the U.S.; the impact of tariffs and global trade disruptions on us and our tenants; market volatility; inflation; any potential recession or threat of recession; interest rates; disruption in the debt and banking markets; concentration in asset type; tenant concentration, geographic concentration, and the financial condition of our tenants; whether we are able to monitor the credit quality of our tenants and/or their parent companies and guarantors; competition for tenants and competition with sellers of similar properties if we elect to dispose of our properties; our access to, and the availability of capital; whether we will be able to refinance or repay debt; whether we will be successful in renewing leases or selling an applicable property, as leases expire; whether we will re-lease available space above or at current market rental rates; future financial and operating results; our ability to manage cash flows; our ability to manage expenses, including as a result of tenant failure to maintain our net-leased properties; dilution resulting from equity issuances; expected sources of financing, including the ability to maintain the commitments under our revolving credit facility, and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; changes in zoning, occupancy, land use and safety regulations and/or changes in their applicability to our properties; cybersecurity incidents or disruptions to our or our third party information technology systems; our ability to maintain our status as a real estate investment trust (a "REIT") within the meaning of Section 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and our Operating Partnership as a partnership for U.S. federal income tax purposes; our future capital expenditures, operating expenses, net income or loss, operating income, cash flow and developments and trends of the real estate industry; whether we will be successful in the pursuit of our objectives, expectations and intentions, including any acquisitions, investments, or dispositions, including our acquisition of industrial outdoor storage assets; whether we are able to identify, source or complete acquisitions on acceptable terms; our ability to meet budgeted or stabilized returns on our redevelopment projects within expected time frames, or at all; whether we will succeed in our investment objectives; whether we are able to successfully operate our industrial outdoor storage properties; any fluctuation and/or volatility of the trading price of our common shares; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks associated with our ability to obtain the shareholder approval required to consummate the Mergers and the timing of the closing, including the risks that a condition to closing will not be satisfied within the expected timeframe or at all or that the closing will not occur; the outcome of any legal proceedings that may be instituted against the parties to, and others related to, the Mergers and the Merger Agreement (as defined below); the risk that shareholder litigation in connection with the Mergers may affect the timing or occurrence of the Mergers or result in significant costs of defense, indemnification and liability; unanticipated difficulties or expenditures relating to the Mergers, the response of business partners and competitors to the announcement of the Mergers, potential difficulties in our ability to retain and hire key personnel and maintain relationships with tenants and other third parties as a result of the Mergers, and/or potential difficulties in employee retention as a result of the announcement and pendency of the Mergers; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K filed with the US. Securities and Exchange Commission. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this document. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this document, except as required by applicable law. We caution investors not to place undue reliance on any forward-looking statements, which are based only on information currently available to us. Notice Regarding Non-GAAP Financial Measures In addition to U.S. GAAP financial measures, this document contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this document.

3 Table of Contents Page Portfolio Overview 4 Financial Information 9 Debt & Capitalization 21 Components of Net Asset Value 25 Portfolio Characteristics: Industrial Segment 27 Redevelopment Properties 33 Capital Expenditures 35 Notes & Definitions 37

Portfolio Overview 4

# Portfolio Overview
## As of December 31, 2025

As of December 31, 2025, our portfolio consisted of 76 industrial properties within one reportable segment (the "Industrial" segment). The portfolio included 60 IOS properties and 16 Traditional Industrial properties. Of the 76 properties in our portfolio, 72 were operating properties and four were designated for redevelopment or repositioning.

| PORTFOLIO OVERVIEW | | | | | | |
|---|---|---|---|---|---|---|
| Industrial Segment | Number of Properties | Occupancy Percentage (based on rentable square feet) | Occupancy Percentage (based on usable acres) | WALT (years)[1] | ABR ($ in thousands) | % of ABR |
| **Operating** | **72** | **—** | **—** | **4.5** | **$78,146** | **100.0%** |
| Industrial Outdoor Storage (IOS)[2] | 56 | — | 97.9% | 4.2 | $31,885 | 40.8% |
| Traditional Industrial[3] | 16 | 100.0% | — | 4.7 | $46,261 | 59.2% |
| **Redevelopment (IOS)** | **4** | **—** | **—** | **—** | **—** | **—** |
| **TOTAL PORTFOLIO / WEIGHTED AVERAGE** | **76** | **100.0%** | **97.9%** | **4.5** | **$78,146** | **100.0%** |

[1] Weighted average based on ABR.
[2] Properties with a low building-to-land ratio, or low coverage, maximizing yard space for the display, movement and storage of materials and equipment.
[3] Traditional Industrial properties include distribution, warehouse and light manufacturing properties.

Peakstone REALTY TRUST

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6 Acquisitions Summary For the year ended December 31, 2025 1 Weighted average based on ABR as of the acquisition date. (Unaudited, USD in thousands) 2025 IOS ACQUISITIONS Location Acquisition Date Properties Usable Acres WALT (years)1 Contractual Purchase Price Port Charlotte, FL 7/28/2025 1 9 6.8 $10,350 Smyrna, GA 8/4/2025 1 27 5.0 42,050 Fort Pierce, FL 9/30/2025 1 3 9.9 5,318 Chattanooga, TN 12/12/2025 1 7 9.3 8,000 Tampa, FL 12/12/2025 1 5 3.4 8,275 Tampa, FL 12/12/2025 1 4 4.8 6,500 Stone Mountain, GA 12/12/2025 1 2 5.0 4,250 Calhoun, GA 12/12/2025 1 5 — 4,000 Plano, TX 12/23/2025 1 4 4.7 7,500 2025 Total / Wtd. Avg. 9 66 5.3 $96,243

# Dispositions Summary
## For the year ended December 31, 2025

*(Unaudited, USD in thousands)*

**2025 DISPOSITIONS (CONTINUING OPERATIONS)**

| Period | Office Segment Dispositions | Industrial Segment Dispositions | Total Dispositions | Square Feet | Gross Sales Price | Gain (Loss) |
|---|---|---|---|---|---|---|
| Quarter Ended March 31, 2025 [1] | 2 | — | 2 | $251,200 | $34,031 | $(479) |
| Quarter Ended June 30, 2025 [2] | 4 | — | 4 | 655,500 | 127,800 | 245 |
| Quarter Ended September 30, 2025 [3] | — | 3 | 3 | 761,500 | 71,584 | 6,641 |
| Year Ended December 31, 2025 | **6** | **3** | **9** | **1,668,200** | **$233,415** | **$6,407** |

*(Unaudited, USD in thousands)*

**2025 DISPOSITIONS (DISCONTINUED OPERATIONS)**

| Period | Office Segment Dispositions | Square Feet | Gross Sales Price | Gain (Loss) |
|---|---|---|---|---|
| Quarter Ended June 30, 2025 [4] | 3 | 181,000 | $30,600 | $(1,311) |
| Quarter Ended September 30, 2025 [5] | 8 | 1,224,800 | 247,450 | 24,767 |
| Quarter Ended December 31, 2025 [6] | 16 | 3,048,200 | 443,865 | 9,015 |
| Year Ended December 31, 2025 | **27** | **4,454,000** | **$721,915** | **$32,471** |

[1] Consisted of Office segment properties located in Hunt Valley, MD and Fort Worth, TX.
[2] Consisted of Office segment properties located in Fort Mill, SC (2); North Huntingdon, PA; and Carmel, IN.
[3] Consisted of Industrial segment properties located in Sparks Glencoe, MD; Bellevue, OH; and Auburn Hills, MI.
[4] Consisted of Office segment properties located in Cranberry Township, PA and Wake Forest, NC (2).
[5] Consisted of Office segment properties located in Andover, MA; Platteville, CO; Greenwood Village, CO; Birmingham, AL; Largo, FL and Redmond, WA (3).
[6] Consisted of Office segment properties located in Nashville, TN (2); Burlington, MA (2); Durham, NC; Las Vegas, NV; Memphis, TN; Parsippany, NJ (2); Phoenix, AZ (2); San Diego, CA; Scottsdale, AZ (3); and Westminster, CO.

Peakstone REALTY TRUST

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# Leasing Activity
## For the Quarter Ended December 31, 2025

*(Unaudited, USD in thousands, except per acre)*

| | | | EXECUTED LEASES - USABLE ACRES | | | | | | Cash Rent Change[1] | | | GAAP Rent Change[1] | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Location | Segment | Property Type | Commencement Date | Expiration Date | Term (Yrs) | Usable Acres | Leasing Commissions $/Acre | Tenant Improvement $/Acre | Starting Rent/ Acre | Prior Rent/ Acre | Rent Change | Starting Rent/Acre | Prior Rent/ Acre | Rent Change |
| **NEW LEASES** | | | | | | | | | | | | | | |
| Port Charlotte, FL [2,3] | Industrial | IOS | 3/1/2026 | 6/30/2037 | 11.3 | 3.1 | $ 46,678 | $ 6,209 | $ 64,706 | $ 62,092 | 4.2 % | $ 102,966 | $ 78,026 | 32.0 % |
| **RENEWAL LEASES** | | | | | | | | | | | | | | |
| Manassas, VA | Industrial | IOS | 4/1/2026 | 3/31/2029 | 3.0 | 3.7 | $ — | $ — | $ 126,033 | $ 126,033 | — % | $ 127,972 | $ 123,002 | 4.0 % |
| Houston, TX | Industrial | IOS | 10/1/2026 | 9/30/2031 | 5.0 | 4.6 | $ — | $ — | $ 63,130 | $ 57,391 | 10.0 % | $ 61,545 | $ 61,545 | — % |
| **Total / weighted average** | | | | | **6.1** | **11.4** | **$ 12,574** | **$ 1,673** | **$ 84,042** | **$ 81,014** | **3.7 %** | **$ 94,338** | **$ 86,001** | **9.7 %** |

*(Unaudited, USD in thousands, except per acre)*

| | | | TERMINATIONS/CONTRACTIONS | | | |
|---|---|---|---|---|---|---|
| Location | Segment | Property Type | Previous Lease Expiration Date | Termination Date | Approx. Usable Acres | Termination Income (Fee) |
| Port Charlotte, FL[2] | Industrial | IOS | 7/27/2026 | 12/17/2025 | 3.1 | $40,000 |

[1] Refer to *Notes & Definitions* for details regarding GAAP Rent Change and Cash Rent Change calculations.
[2] The Company proactively terminated the prior lease and simultaneously executed a new lease with a new tenant, keeping the site fully leased.
[3] Commencement date may change based on completion of landlord work required under the lease.

Peakstone REALTY TRUST

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Financial Information 9

# Select Financial Data - Entire Portfolio

| *(Unaudited, USD in thousands, except per share metrics)* | For the Quarter Ended | | | |
|---|---|---|---|---|
| **SELECTED FINANCIAL DATA** | | 12/31/2025 | | 12/31/2024 |
| Net (loss) income attributable to common shareholders per share - basic and diluted from continuing operations[1] | $ | (0.35) | $ | 0.11 |
| Net income attributable to common shareholders per share - basic and diluted from discontinuing operations[1] | $ | 0.44 | $ | 0.24 |
| FFO per share/unit - basic and diluted[2] | $ | 0.20 | $ | 0.74 |
| Core FFO per share/unit - basic and diluted[2] | $ | 0.28 | $ | 0.63 |
| AFFO per share/unit - basic and diluted[2] | $ | 0.28 | $ | 0.65 |
| Adjusted EBITDAre | $ | 16,193 | $ | 42,607 |

| *(Unaudited, USD in thousands, except per share metrics)* | For the Quarter Ended | | | |
|---|---|---|---|---|
| **CAPITALIZATION** | | 12/31/2025 | | 12/31/2024 |
| Cash and Cash Equivalents | $ | 138,673 | $ | 146,514 |
| Restricted Cash | $ | 7,767 | $ | 7,696 |
| Total Consolidated Debt | $ | 485,936 | $ | 1,360,326 |
| | | | | |
| Common shares outstanding | | 37,176,167 | | 36,733,327 |
| OP Units outstanding[3] | | 2,733,737 | | 2,987,687 |
| Total common shares & OP Units outstanding | | 39,909,904 | | 39,721,014 |
| | | | | |
| Weighted-average common shares outstanding - basic and diluted | | 36,870,738 | | 36,444,348 |
| Weighted-average OP Units outstanding[3] | | 2,890,256 | | 3,164,838 |
| Total Weighted-average common shares outstanding - basic and diluted and OP Units outstanding | | 39,760,994 | | 39,609,186 |

[1] Calculated based on weighted-average number of common shares outstanding - basic and diluted.
[2] Calculated based on total weighted-average number of common shares outstanding - basic and diluted plus weighted-average number of outstanding OP Units. FFO, Core FFO, AFFO and Adjusted EBITDAre are non-GAAP financial measures and include the activity related to both continuing operations and Office Discontinued Operations Properties for all periods presented. See slides 19 and 20 for reconciliations of FFO, Core FFO, AFFO and Adjusted EBITDAre for the quarters ending 12/31/2025 and 12/31/2024.
[3] Represents OP Units that are owned by unitholders other than Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

Peakstone
REALTY TRUST

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11 For the Quarter Ended (Unaudited, USD in thousands) 12/31/2025 REVENUE IOS $ 11,535 Traditional Industrial 14,453 TOTAL INDUSTRIAL REVENUE $ 25,988 NOI1 IOS $ 9,851 Traditional Industrial 12,042 Total INDUSTRIAL NOI $ 21,893 CASH NOI1 IOS $ 7,088 Traditional Industrial 11,528 TOTAL INDUSTRIAL CASH NOI $ 18,616 1 NOI and Cash NOI are non-GAAP financial measures. See slides 16 and 17 for reconciliations of NOI and Cash NOI for the quarters ending 12/31/2025 and 12/31/2024. Select Financial Data - Industrial Segment

12 For the Quarter Ended (Unaudited, USD in thousands, except per share metrics) 12/31/2025 12/31/2024 REVENUE Rental income $ 25,988 $ 29,787 EXPENSES Property operating expense 1,804 3,016 Property tax expense 2,291 2,364 General and administrative expenses 9,796 9,055 Corporate operating expenses to related parties 144 141 Real estate impairment provision — 2,538 Depreciation and amortization 13,353 13,813 Total expenses 27,388 30,927 Loss before other income (expenses) (1,400) (1,140) OTHER INCOME (EXPENSES) Interest expense (11,982) (14,389) Other income, net 2,012 1,677 Gain from disposition of assets — 13,123 (Loss) gain on extinguishment of debt (2,482) 10,973 Goodwill impairment provision — (5,680) Transaction expenses (121) (243) Net (loss) income from continuing operations (13,973) 4,321 DISCONTINUED OPERATIONS1: Income from discontinued operations 8,706 9,495 Gain from disposition of assets 9,015 — Net income from discontinued operations 17,721 9,495 NET INCOME 3,748 13,816 Net loss (income) attributable to noncontrolling interests from continuing operations 1,016 (345) Net loss attributable to noncontrolling interests from discontinued operations (1,288) (759) NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS (272) (1,104) NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS $ 3,476 $ 12,712 BASIC & DILUTED EARNINGS PER SHARE: NET (LOSS) INCOME PER SHARE FROM CONTINUING OPERATIONS $ (0.35) $ 0.11 NET INCOME PER SHARE FROM DISCONTINUED OPERATIONS 0.44 0.24 NET INCOME PER SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS, BASIC & DILUTED $ 0.09 $ 0.35 WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC & DILUTED 36,870,738 36,444,348 Consolidated Statement of Operations 1 Represents amounts related to Office Discontinued Operations properties for all periods presented.

13 For the Quarter Ended (Unaudited, USD in thousands) 12/31/2025 12/31/2024 REVENUE Rental income $ 12,812 $ 28,147 EXPENSES Property operating expense 2,317 3,122 Property tax expense 867 1,990 Depreciation and amortization — 12,013 Total expenses 3,184 17,125 OTHER INCOME (EXPENSES): Interest expense (307) (1,527) Other income, net (77) — Loss on extinguishment of debt (538) — Income from discontinued operations 8,706 9,495 Gain from disposition of assets 9,015 — NET INCOME FROM DISCONTINUED OPERATIONS $ 17,721 $ 9,495 Net Income From Discontinued Operations The following table summarizes net income from discontinued operations related to our Office Discontinued Operations Properties for the quarters ended December 31, 2025 and 2024:

14 As of (Unaudited, USD in thousands) 12/31/2025 12/31/2024 ASSETS Cash and cash equivalents $ 138,673 $ 146,514 Restricted cash1 7,767 7,696 Real estate Land 381,824 341,702 Building and improvements 810,112 1,009,286 In-place lease intangible assets 109,852 141,193 Construction in progress 4,233 962 Total real estate 1,306,021 1,493,143 Less: accumulated depreciation and amortization (211,099) (224,247) Total real estate, net 1,094,922 1,268,896 Assets related to discontinued operations, net2 — 1,101,356 Above-market lease intangible assets, net 1,257 2,401 Deferred rent receivable 18,173 22,958 Deferred leasing costs, net 3,885 5,013 Goodwill 68,373 68,373 Right-of-use lease assets 1,325 755 Interest rate swap asset, at fair value — 15,974 Other assets 18,449 36,296 TOTAL ASSETS $ 1,352,824 $ 2,676,232 Consolidated Balance Sheet 1Restricted cash is presented on the consolidated balance sheet and consists primarily of reserves that the Company funded as required by the applicable agreements with certain lenders in conjunction with debt financing or transactions. 2 Represents amounts related to Office Discontinued Operations properties for all periods presented.

15 As of (Unaudited, USD in thousands) 12/31/2025 12/31/2024 LIABILITIES AND EQUITY Debt, net $ 474,006 $ 1,344,619 Interest rate swap liability 2,444 — Distributions payable 3,818 8,477 Below-market lease intangible liabilities, net 34,261 39,832 Right-of-use lease liabilities 1,334 744 Accrued expenses and other liabilities 58,258 62,312 Liabilities related to discontinued operations1 — 68,226 TOTAL LIABILITIES 574,121 1,524,210 SHAREHOLDERS’ EQUITY Common Shares 37 37 Additional paid-in capital 3,025,954 3,016,804 Cumulative distributions (1,133,542) (1,109,215) Accumulated earnings (1,145,986) (838,279) Accumulated other comprehensive (loss) income (1,038) 15,874 TOTAL SHAREHOLDERS’ EQUITY 745,425 1,085,221 Noncontrolling interests 33,278 66,801 TOTAL EQUITY 778,703 1,152,022 TOTAL LIABILITIES AND EQUITY $ 1,352,824 $ 2,676,232 Consolidated Balance Sheet (continued) 1 Represents amounts related to Office Discontinued Operations Properties for all periods presented.

16 For the Quarter Ended (Unaudited, USD in thousands) 12/31/2025 12/31/2024 Net income $ 3,748 $ 13,816 General and administrative expenses 9,796 9,055 Corporate operating expenses to related parties 144 141 Real estate impairment provision — 2,538 Depreciation and amortization 13,353 13,813 Interest expense 11,982 14,389 Other income, net (2,012) (1,677) Loss (gain) on extinguishment of debt 2,482 (10,973) Gain from disposition of assets — (13,123) Goodwill impairment provision — 5,680 Transaction expenses 121 243 Net income from discontinued operations1 (17,721) (9,495) Total NOI $ 21,893 $ 24,407 Non-GAAP Financial Measures Reconciliation of Net Income to Total NOI Quarter Ended 1 Represents amounts related to Office Discontinued Operations Properties for all periods presented.

# Non-GAAP Financial Measures (continued)
## NOI and Cash NOI - By Segment
## Quarter Ended

| (Unaudited, USD in thousands) | For the Quarter Ended 12/31/2025 | | | | For the Quarter Ended 12/31/2024 | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | IOS | Traditional Industrial | Total Industrial Segment | Entire Portfolio | IOS | Traditional Industrial | Total Industrial Segment | Office Segment[2] | Other Segment[3] | Entire Portfolio |
| Revenue | $ 11,535 | $ 14,453 | **$ 25,988** | **$ 25,988** | $ 5,464 | $ 14,981 | **$ 20,445** | $ 5,171 | $ 4,171 | **$ 29,787** |
| Property operating expense | (454) | (1,350) | **(1,804)** | **(1,804)** | (137) | (1,038) | **(1,175)** | (472) | (1,369) | **(3,016)** |
| Property tax expense | (1,230) | (1,061) | **(2,291)** | **(2,291)** | (479) | (1,181) | **(1,660)** | (185) | (519) | **(2,364)** |
| **TOTAL NOI[1]** | 9,851 | 12,042 | **21,893** | **21,893** | 4,848 | 12,762 | **17,610** | 4,514 | 2,283 | **24,407** |
| **CASH NOI ADJUSTMENTS:** | | | | | | | | | | |
| Straight-line rent | (901) | 88 | **(813)** | **(813)** | (536) | (1,041) | **(1,577)** | 10 | 147 | **(1,420)** |
| In-place lease amortization | (1,857) | (607) | **(2,464)** | **(2,464)** | (1,026) | (144) | **(1,170)** | 8 | (33) | **(1,195)** |
| Deferred termination income | (5) | — | **(5)** | **(5)** | 819 | — | **819** | 1,851 | — | **2,670** |
| Other deferred adjustments | — | 5 | **5** | **5** | — | — | **—** | — | 2 | **2** |
| Inducement amortization | — | — | **—** | **—** | — | — | **—** | — | 127 | **127** |
| **TOTAL CASH NOI[1]** | **$ 7,088** | **$ 11,528** | **$ 18,616** | **$ 18,616** | **$ 4,105** | **$ 11,577** | **$ 15,682** | **$ 6,383** | **$ 2,526** | **$ 24,591** |

[1] NOI and Cash NOI from Office Discontinued Operations Properties have been excluded for the quarters ended December 31, 2025 and December 31, 2024.
[2] As of December 31, 2025, the Company sold its final property in the Office segment, and as a result, the Office segment was eliminated. Amounts presented herein reflect the Company's ownership of Office segment properties from continuing operations during the quarter ended December 31, 2024.
[3] As of December 31, 2024, the Company sold its final property in the Other segment, and as a result, the Other segment was eliminated. Amounts presented herein reflect the Company's ownership of Other segment properties during the quarter ended December 31, 2024. The Other segment consisted of vacant and non-core properties, together with other properties in the same cross-collateralized loan pool.

Peakstone REALTY TRUST

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18 For the Quarter Ended (Unaudited, USD in thousands) 12/31/2025 12/31/2024 CASH NOI ALLOCATION1 IOS $ 7,088 $ 4,105 Traditional Industrial 11,528 11,577 Total Industrial Segment $ 18,616 $ 15,682 Office Segment1,2 — 6,383 Other Segment3 — 2,526 TOTAL CASH NOI $ 18,616 $ 24,591 SAME STORE CASH NOI ADJUSTMENTS � � Adjustment for acquired properties (7,088) (4,105) Adjustment for disposed properties (62) (10,002) � Lease termination and other non-recurring adjustments — 703 Rent abatements — (127) TOTAL SAME STORE CASH NOI ADJUSTMENTS (7,150) (13,531) TOTAL SAME STORE CASH NOI $ 11,466   $ 11,060 SAME STORE CASH NOI IOS $ — $ — Traditional Industrial 11,466 11,060 Total Industrial Segment $ 11,466 $ 11,060 TOTAL SAME STORE CASH NOI $ 11,466   $ 11,060 Change in Same Store Cash NOI ($) $ 406 Change in Same Store Cash NOI (%) 3.7 % NUMBER OF SAME STORE PROPERTIES 16 TOTAL SAME STORE SQUARE FEET 8,240,300 SAME STORE ECONOMIC OCCUPANCY 100.0 % Non-GAAP Financial Measures (continued) Cash NOI and Same Store Cash NOI 1 Cash NOI from Office Discontinued Operations Properties have been excluded for the quarters ending December 31, 2025 and December 31, 2024. 2 Office segment was eliminated as of December 31, 2025. 3 Other segment was eliminated as of December 31, 2024.

# Non-GAAP Financial Measures (continued)

## FFO, Core FFO, and AFFO

| (Unaudited, USD in thousands, except per share metrics) | For the Quarter Ended 12/31/2025 | For the Quarter Ended 12/31/2024 | Sequential Quarters Ended 12/31/2025 | Sequential Quarters Ended 9/30/2025 |
|---|---|---|---|---|
| **Reconciliation of Net Income (Loss) to FFO, Core FFO, and AFFO [1]:** | | | | |
| **NET INCOME** | $ 3,748 | $ 13,816 | $ 3,748 | $ 3,780 |
| Depreciation of building and improvements | 8,499 | 17,699 | 8,499 | 13,337 |
| Amortization of leasing costs and intangibles | 4,855 | 8,225 | 4,855 | 6,999 |
| Real estate impairment provision | — | 2,538 | — | 25,604 |
| Gain from disposition of assets | (9,015) | (13,123) | (9,015) | (31,408) |
| **FFO** | **8,087** | **29,155** | **8,087** | **18,312** |
| **FFO attributable to common shareholders and noncontrolling interests[2]** | **$ 8,087** | **$ 29,155** | **$ 8,087** | **$ 18,312** |
| Loss (gain) on extinguishment of debt | 3,020 | (10,973) | 3,020 | 705 |
| Impairment provision, goodwill | — | 5,680 | — | — |
| Unrealized (gain) loss on investments | (7) | 90 | (7) | (57) |
| Employee separation expense | — | 299 | — | 4 |
| Transaction expenses | 121 | 243 | 121 | 56 |
| Lease termination adjustments | (45) | 107 | (45) | 50 |
| Other activities and adjustments | (74) | 252 | (74) | (13) |
| **Core FFO attributable to common shareholders and noncontrolling interests[2]** | **$ 11,102** | **$ 24,853** | **$ 11,102** | **$ 19,057** |
| Straight-line rent adjustment | (628) | (2,010) | (628) | (197) |
| Amortization of share-based compensation | 1,596 | 2,059 | 1,596 | 1,596 |
| Deferred rent - ground lease | 427 | 423 | 427 | 433 |
| Amortization of below market rent, net | (2,468) | (1,332) | (2,468) | (3,463) |
| Amortization of debt discount, net | (73) | (36) | (73) | (126) |
| Amortization of ground leasehold interests | — | (98) | — | (98) |
| Amortization of below tax benefits | — | 377 | — | 192 |
| Amortization of deferred financing costs | 1,286 | 1,206 | 1,286 | 1,243 |
| Amortization of lease inducements | — | 127 | — | — |
| **AFFO available to common shareholders and noncontrolling interests[2]** | **$ 11,242** | **$ 25,569** | **$ 11,242** | **$ 18,637** |
| **FFO per share/unit, basic and diluted** | **$ 0.20** | **$ 0.74** | **$ 0.20** | **$ 0.46** |
| **Core FFO per share/unit, basic and diluted** | **$ 0.28** | **$ 0.63** | **$ 0.28** | **$ 0.48** |
| **AFFO per share/unit, basic and diluted** | **$ 0.28** | **$ 0.65** | **$ 0.28** | **$ 0.47** |
| Weighted-average common shares outstanding - basic and diluted shares | 36,870,738 | 36,444,348 | 36,870,738 | 36,789,785 |
| Weighted-average OP Units outstanding[2] | 2,890,256 | 3,164,838 | 2,890,256 | 2,959,410 |
| Weighted-average common shares and OP Units outstanding - basic and diluted | 39,760,994 | 39,609,186 | 39,760,994 | 39,749,195 |

[1] FFO, Core FFO, and AFFO include the amounts related to both continuing operations and Office Discontinued Operations Properties for all periods presented.
[2] Represents weighted-average outstanding OP Units that are owned by unitholders other than Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

Peakstone REALTY TRUST

19

# Non-GAAP Financial Measures (continued)
## EBITDA, EBITDAre, Adjusted EBITDAre

| (Unaudited, USD in thousands) | For the Quarter Ended 12/31/2025 | For the Quarter Ended 12/31/2024 | Sequential Quarters Ended 12/31/2025 | Sequential Quarters Ended 9/30/2025 |
|---|---|---|---|---|
| **Reconciliation of Net income (loss) to EBITDA, EBITDare, and Adjusted EBITDAre [1]:** | | | | |
| Net income | $ 3,748 | $ 13,816 | $ 3,748 | $ 3,780 |
| Interest expense | 12,287 | 15,916 | 12,287 | 17,831 |
| Depreciation and amortization | 13,353 | 25,826 | 13,353 | 20,237 |
| **EBITDA** | **29,388** | **55,558** | **29,388** | **41,848** |
| (Gain) loss from disposition | (9,015) | (13,123) | (9,015) | 25,604 |
| Real estate impairment provision | — | 2,538 | — | (31,407) |
| **EBITDAre** | **20,373** | **44,973** | **20,373** | **36,045** |
| Adjustment for acquisitions | 509 | 3,081 | 509 | 385 |
| Adjustment for dispositions | (9,539) | (2,285) | (9,539) | (4,794) |
| Adjustment for redevelopment properties | — | — | — | 136 |
| Share-based compensation expense | 1,596 | 2,059 | 1,596 | 1,596 |
| Loss (gain) on extinguishment of debt | 3,020 | (10,973) | 3,020 | 705 |
| Lease termination adjustment | (45) | 107 | (45) | 50 |
| Transaction expenses | 121 | 243 | 121 | 56 |
| Employee separation expense | — | 299 | — | 4 |
| Impairment provision, goodwill | — | 5,680 | — | — |
| Adjustment to exclude other activities | 158 | (577) | 158 | (786) |
| **Adjusted EBITDAre** | **$ 16,193** | **$ 42,607** | **$ 16,193** | **$ 33,397** |
| | | | | |
| **Net Debt[2]** | **$ 347,263** | **$ 1,213,812** | **$ 347,263** | **$ 724,681** |
| **Net Debt / Adjusted EBITDAre** | **5.4** | **7.1** | **5.4** | **5.4** |

[1] EBITDA, EBITDAre, and Adjusted EBITDAre include amounts related to both continuing operations and Office Discontinued Operations Properties for all periods presented.
[2] Net debt is a non-GAAP financial measure. See slide 22 for a reconciliation to total debt as of 12/31/2025 and slide 41 for reconciliations to total debt for all other periods.

Peakstone REALTY TRUST

20

Debt & Capitalization 21

# Capitalization, Liquidity & Debt Overview
## As of December 31, 2025

(Unaudited, USD in thousands, except for shares)

| Capitalization | Contractual Interest Rate[1] | Effective Interest Rate[2] | Remaining Term | |
|---|---|---|---|---|
| **SECURED DEBT** | | | | |
| Fixed-Rate Secured Debt | 5.04% | 5.08% | 3.8 | $ 200,936 |
| **TOTAL SECURED DEBT** | | | | 200,936 |
| **UNSECURED DEBT** | | | | |
| 2028 Term Loan I | 5.51% | 5.51% | 2.6 | 110,000 |
| 2028 Term Loan II | 5.51% | 5.51% | 2.8 | 175,000 |
| **Total Unsecured Debt** | 5.51% | 5.51% | 2.7 | 285,000 |
| **TOTAL DEBT** | | 5.33% | 3.2 | 485,936 |
| Less: Cash and cash equivalents (excl. restricted cash) | | | | (138,673) |
| **NET DEBT** | | | | **$ 347,263** |
| **COMMON SHARES & OP UNITS OUTSTANDING** | | | | |
| Common Shares Outstanding | | | | 37,176,167 |
| OP Units Outstanding[3] | | | | 2,733,737 |
| **COMMON SHARES & OP UNITS OUTSTANDING** | | | | **39,909,904** |

[1]The Contractual Interest Rate for the Company's unsecured debt uses the applicable Secured Overnight Financing Rate ("SOFR" or SOF rate"). As of December 31, 2025, the applicable rates were 3.66% (SOFR, as calculated per the credit facility), plus spreads of 1.75% (2028 Term Loan I) and 1.75% (2028 Term Loan II) and a 0.1% index.

[2] The Effective Interest Rate is calculated on a weighted average basis, using the Actual/360 interest method (where applicable), and is inclusive of the Company's $285.0 million (as of December 31, 2025) floating to fixed interest rate swaps maturing on July 1, 2029 and have the effect of converting SOFR to a weighted average fixed rate of 3.58%. The Effective Interest Rate is calculated based on the face value of debt outstanding (i.e., excludes debt premium/discount and debt financing costs).

[3]Represents outstanding OP Units that are owned by unitholders other than Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

| Liquidity | | |
|---|---|---|
| **MAXIMUM CREDIT FACILITY CAPACITY** | $ | 832,000 |
| Borrowing Base Availability (per credit facility) | $ | 525,666 |
| Less: Outstanding term loans | | (285,000) |
| **MAXIMUM REVOLVER AVAILABILITY** | $ | 240,666 |
| Less: Outstanding Revolving Loan | $ | – |
| Add: Cash and cash equivalents (excl. restricted) | | 138,673 |
| **TOTAL LIQUIDITY** | **$** | **379,339** |

| Debt Metrics | |
|---|---|
| Net Debt / Adjusted EBITDAre | 5.4x |
| Net Debt / Total Gross Real Estate | 26.6% |
| Unsecured Debt / Total Gross Real Estate | 21.8% |
| Percentage of Floating-Rate Debt[4] | –% |
| Percentage of Fixed-Rate Debt[4] | 100.0% |

| Key Debt Covenants[5] | Required Covenant | |
|---|---|---|
| Maximum Consolidated Leverage Ratio | No greater than 60% | 35.43% |
| Minimum Consolidated Fixed Charge Coverage Ratio | No less than 1.50 | 2.02 |
| Maximum Total Secured Debt Ratio | No greater than 40% | 14.65% |
| Minimum Unsecured Interest Coverage Ratio | No less than 2.00 | 2.48 |
| Maximum Unsecured Leverage Ratio | No greater than 60% | 28.10% |

[4] Includes impact of floating to fixed interest rate swaps maturing on July 1, 2029.

[5] Represents a summary of certain financial covenants for our unsecured debt as of December 31, 2025. The covenants are required by our credit facility and tested on a quarterly basis. Our actual performance for each covenant is calculated based on the definitions set forth in the credit facility agreement.

Peakstone REALTY TRUST

22

23 (Unaudited, USD in thousands) SECURED DEBT Fixed-Rate Secured Debt Contractual Interest Rate Maturity Date Outstanding Balance BOA II Loan1 4.32% May 2028 $ 90,610 Georgia Mortgage Loan2 5.31% Nov 2029 37,722 Illinois Mortgage Loan3 6.51% Nov 2029 23,000 Florida Mortgage Loan4 5.48% May 2032 49,604 Weighted-Average 5.04% Total Consolidated Secured Debt $ 200,936 Consolidated Secured Debt Schedule As of December 31, 2025 1 The BOA II Loan is secured by two properties located in Chicago, Illinois and Columbus, Ohio, 2 The Georgia Mortgage Loan is secured by a property in Savannah, Georgia. 3 The Illinois Mortgage Loan is secured by a property in Chicago, Illinois. 4 The Florida Mortgage Loan is secured by a property in Jacksonville, Florida.

24 1 Represents face value of debt outstanding (i.e., excludes debt premium/discount and debt financing costs). 2 Represents the 2028 Term Loan I and 2028 Term Loan II. 3 Represents the BOA II Loan. 4 Represents the Georgia and Illinois Mortgage Loans. 5 Represents the Florida Mortgage Loan. $141,194(1) $200,000(3) $400,000(5) Consolidated Debt Maturities 60,722 49,604 $90,610 $285,000 Industrial Mortgage Loans 2028 Term Loans 2025 2026 2027 2028 2029 Thereafter (1) $250,000 4 2 Consolidated Debt Maturity Schedule As of December 31, 2025 $210,0005 1 4 3 2 5

Components of Net Asset Value 25

# Components of Net Asset Value - Entire Portfolio
## As of December 31, 2025

(Unaudited, USD in thousands)

| Annualized Base Rent | | | |
|---|---|---|---|
| | | ABR | Percentage of ABR |
| **INDUSTRIAL** | | | |
| IOS | $ | 31,885 | 40.8 % |
| Traditional Industrial | | 46,261 | 59.2 % |
| **TOTAL PORTFOLIO** | **$** | **78,146** | **100 %** |

| Real Estate Value | |
|---|---|
| **TOTAL REAL ESTATE, NET** | **TOTAL PORTFOLIO** |
| Total Real Estate | 1,306,021 |
| Total Accumulated Depreciation and Amortization | (211,099) |
| **TOTAL REAL ESTATE, NET** | **1,094,922** |

| Balance Sheet Components | | |
|---|---|---|
| **NON-COMMERCIAL REAL ESTATE ASSETS** | | **TOTAL** |
| Cash and cash equivalents | $ | 138,673 |
| Restricted cash | | 7,767 |
| Goodwill | | 68,373 |
| Tenant rent receivable | | 588 |
| Cash - surrender value (DCP) | | 10,940 |
| Prepaid insurance | | 1,303 |
| Other assets | | 5,618 |
| **TOTAL NON-COMMERCIAL REAL ESTATE ASSETS** | **$** | **233,262** |
| **LIABILITIES** | | **TOTAL** |
| Unsecured debt[1] | $ | 285,000 |
| Secured debt[1] | | 200,936 |
| Distributions payable | | 3,818 |
| Interest swap liability | | 2,444 |
| Due to related parties | | 212 |
| Interest payable | | 9,068 |
| Prepaid tenant rent | | 2,978 |
| Deferred compensation | | 10,875 |
| Real estate taxes payable | | 2,388 |
| Property operating expense payable | | 2,043 |
| Accrued construction in progress | | 810 |
| Accrued tenant improvements | | 833 |
| Other liabilities | | 29,051 |
| **TOTAL LIABILITIES** | **$** | **550,456** |
| **COMMON SHARES + OP UNITS OUTSTANDING[2]** | | **39,909,904** |

[1] Represents face value of debt outstanding (i.e., excludes debt premium/discount and debt financing costs).
[2] Represents outstanding OP Units that are owned by unitholders other than the Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

Peakstone REALTY TRUST

26

27 Industrial Portfolio Characteristics

28 721 Properties 18 States 33 Markets 4.5 Years WALT2 1 Excludes 4 IOS Redevelopment Properties. 2 Weighted average based on ABR for Industrial segment. Industrial National Footprint - Operating Portfolio As of December 31, 2025 56 IOS1 16 Traditional Industrial

29 Top 10 Tenants Tenant/Major Tenant % of ABR1 WALT (years)2 1 Amazon 3 13.0%3 5.63 2 RH 10.0 4.7 3 3M Company 6.7 0.8 4 Samsonite 6.0 3.9 5 PepsiCo 4.3 2.6 6 Shaw 4.3 7.3 7 Huntington Ingalls 3.4 2.0 8 United Rentals 2.9 2.8 9 Maxim Crane 2.6 5.7 10 Pepsi Bottling Ventures 2.6 6.6 Top 10 Total/Average Lease Term 55.7% 4.3 Tenant Concentration As of December 31, 2025 1 Based on ABR for Industrial Segment. 2 Weighted average based on ABR for Industrial segment. 3 Represents three properties leased to this tenant.

30 Industry Concentration As of December 31, 2025 Top Industries Top Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 33.0% 1 Internet & Direct Marketing Retail 13.0% 2 Consumer Discretionary Distribution & Retail 25.8 2 Trading Companies & Distributors 12.0 3 Consumer Durables & Apparel 10.2 3 Homefurnishing Retail 10.0 4 Transportation 9.8 4 Soft Drinks 6.9 5 Food, Beverage & Tobacco 6.9 5 Industrial Conglomerates 6.7 6 Commercial & Professional Services 5.3 6 Trucking 6.1 7 Materials 4.4 7 Apparel, Accessories & Luxury Goods 6.0 8 Automobiles & Components 3.6 8 Aerospace & Defense 4.9 9 Real Estate Management & Development 1.0% 9 Air Freight & Logistics 4.5 � Total 100.0% 10 Diversified Support Services 4.4 � � � 11 Textiles 4.3 12 Building Products 3.8 � � � 13 Automotive Retail 2.9 14 Forest Products 2.5 15 Auto Components 2.3 16 Metal & Glass Containers 1.9 17 Construction Machinery & Heavy Trucks 1.5 18 Auto Parts & Equipment 1.3 19 Real Estate Operating Companies 1.0 20 Environmental & Facilities Services 0.9 Top 20 Total 96.9 % All others 3.1% 1 Based on ABR for Industrial segment.

31 Geographic Distribution by State (% of ABR1) Market Concentration As of December 31, 2025 (USD in thousands) Top Markets (% of ABR1) Markets ABR1 % of ABR1 1 Chicago $ 9,582 12.3% 2 Columbus 7,949 10.2 3 Stockton/Modesto 7,789 10.0 4 Atlanta 6,838 8.8 5 Savannah 5,685 7.3 6 Philadelphia 5,143 6.6 7 Jacksonville 4,931 6.3 8 Tampa 4,491 5.7 9 Hampton Roads 3,500 4.5 10 Northern New Jersey 2,183 2.8 Top 10 Total $ 58,091 74.5 % All others 20,055 25.5 Total $ 78,146 100.0% 16.0% 14.7% 12.3% 10.4% 10.0% 6.8% 5.3% 5.1% 3.3% 3.3% 12.9% Georgia Florida Illinois Ohio California Pennsylvania Texas Virginia South Carolina New Jersey All Others 1 Based on ABR for Industrial segment.

32 Lease Data As of December 31, 2025 (USD in thousands) Lease Expiration Schedule (by ABR%)1 2.2% 7.1% 6.0% 3.9% 7.5% 5.4% 2.9% 1.6% 2.5% 1.7% 6.7% 10.0% 8.0% 10.0% 11.4% 2.6% 7.7% 2.9% IOS Traditional Industrial 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 >2034 —% 10% Lease Expirations Year Leases Approx. Square Feet Approx. Usable Acres ABR % of ABR1 2026 6 978,100 21 $6,911 8.8% 2027 14 — 71 5,577 7.1 2028 13 1,290,100 89 12,531 16.0 2029 9 1,129,700 46 9,317 11.9 2030 11 1,501,400 68 13,650 17.5 2031 7 1,039,200 70 13,130 16.8 2032 5 526,300 23 4,292 5.5 2033 5 1,340,400 20 7,283 9.3 2034 1 — 37 1,934 2.5 2035 3 — 14 1,302 1.7 >2035 2 435,100 — 2,219 2.9 Vacant — — 10 — — Redevelopment Properties2 — — 38 — — Totals 76 8,240,300 507 $78,146 100% 1 Based on ABR for Industrial segment. 2 Represents unleased space at Redevelopment Properties. Average Annual Rent Escalations 3.1% IOS 2.0% Traditional Industrial 2.5% Combined Industrial

Redevelopment Properties 33

34 Redevelopment Properties As of December 31, 2025 CURRENT REDEVELOPMENT Property Name Segment Location Projected Usable Acres1 Leased Percentage as of Quarter-End Occupancy Percentage as of Quarter-End 1 2687-2691 McCollum Parkway Industrial Kennesaw, GA 4 — — 2 1922 River Road Industrial Burlington, NJ 6 — — 3 511 Neck Road Industrial Burlington, NJ 9 — — Total / Weighted Average 19 — — 1 Represents the estimated usable acres of the project upon completion of redevelopment work. FUTURE REDEVELOPMENT Property Name Segment Location Leased Percentage as of Quarter-End Occupancy Percentage as of Quarter-End 1 2750 Bethlehem Pike Industrial Hatifeld, PA — —

Capital Expenditures 35

36 (Unaudited, USD in thousands) For the Quarter Ended INDUSTRIAL SEGMENT - OPERATING PORTFOLIO 12/31/2025 9/30/2025 6/30/2025 3/31/2025 IOS Value Enhancing Capital Expenditures $ 1,054 $ 318 $ 275 $ — Maintenance Capital Expenditures — 64 — — Total IOS Capital Expenditures $ 1,054 $ 382 $ 275 $ — TRADITIONAL INDUSTRIAL Value Enhancing Capital Expenditures $ 426 $ — $ — $ — Total Traditional Industrial Capital Expenditures $ 426 $ — $ — $ — TOTAL INDUSTRIAL SEGMENT - OPERATING PORTFOLIO $ 1,480 $ 382 $ 275 $ — Capital Expenditures (Cash Basis) (Unaudited, USD in thousands) For the Quarter Ended REDEVELOPMENT PROPERTIES 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Total Capital Expenditures $ 922 $ 1,106 $ 1,560 $ 186 (Unaudited, USD in thousands) For the Quarter Ended OFFICE DISCONTINUED OPERATIONS PROPERTIES 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Tenant Improvements $ — $ — $ 818 $ 891 Leasing Commissions — — — 261 TOTAL OFFICE SEGMENT - DISCONTINUED OPERATIONS PROPERTIES $ — $ — $ 818 $ 1,152

Notes & Definitions 37

38 Notes & Definitions ABR (Annualized Base Rent) “Annualized Base Rent” or “ABR” is calculated as the monthly contractual base rent for leases that have commenced as of the end of the quarter, excluding rent abatements, multiplied by 12 months and deducting base year operating expenses for gross and modified leases, unless otherwise specified. For leases in effect at the end of any quarter that provide for rent abatement during the last month of that quarter, the Company used the monthly contractual base rent payable following expiration of the abatement period. Average Annual Rent Escalations "Average Annual Rent Escalations" is defined as weighted average rental increase based on the remaining term of each lease, excluding i) unexercised renewal options and early termination rights and ii) leases that expire within one year. Cash and cash equivalents "Cash and cash equivalents" excludes restricted cash. The Company considers all short-term, highly liquid investments that are readily convertible to cash with a maturity of three months or less at the time of purchase to be cash equivalents. Cash Rent Change “Cash Rent Change” is calculated as the percentage change between initial cash rents for new/renewal leases and the expiring cash rents of comparable leases for the same space, excluding any rent abatements. We do not calculate Cash Rent Change for lease comparisons if either lease involved has any of the following characteristics, as we believe such leases do not provide a reliable basis for comparison: (i) the lease is for space that has never been leased under our ownership, (ii) the lease is for space that has been redeveloped or repositioned, (iii) the lease has a structure that is not comparable to the other lease or (iv) the lease term is less than 12 months. EBITDA, EBITDAre and Adjusted EBITDAre To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use EBITDA, EBITDAre and Adjusted EBITDAre, collectively, to help us evaluate our business. We use such non-GAAP financial measures to make strategic decisions, establish business plans and forecasts, identify trends affecting our business, and evaluate our operating performance. We believe that these non-GAAP financial measures, when taken collectively, may be helpful to investors because they allow for greater transparency into what measures we use in operating our business and measuring our performance and enable comparison of financial trends and results between periods where items may vary independent of business performance. These non- GAAP financial measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. We believe excluding items that neither relate to the ordinary course of business nor reflect our underlying business performance or that other companies, including companies in our industry, frequently exclude from similar non-GAAP measures enables us and our investors to compare our underlying business performance from period to period. Accordingly, we believe these adjustments facilitate a useful evaluation of our current operating performance and comparison to our past operating performance and provide investors with additional means to evaluate cost and expense trends. In addition, we also believe these adjustments enhance comparability of our financial performance and are similar measures that are widely used by analysts and investors as a means of evaluating a company’s performance.

39 Notes & Definitions (continued) EBITDA, EBITDAre and Adjusted EBITDAre (Cont.) There are a number of limitations related to our non-GAAP measures. Some of these limitations are that these measures, to the extent applicable, exclude: (i) historical or future cash requirements for maintenance capital expenditures or growth and expansion capital expenditures; (ii) depreciation and amortization, a non-cash expense, where the assets being depreciated and amortized may have to be replaced in the future and these measures do not reflect cash capital expenditure requirements for such replacements; (iii) interest expense, net, or the cash requirements necessary to service interest or principal payments on our indebtedness, which reduces cash available to us; (iv) share-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; (v) provision for income taxes, which may represent a reduction in cash available to us; and (vi) certain other items that we believe are not indicative of the performance of our portfolio. In addition, other companies, including companies in our industry, may calculate these non-GAAP measures or similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our disclosure of non-GAAP measures as a tool for comparison. Because of these and other limitations, these non-GAAP measures should be considered along with other financial performance measures, including our financial results prepared in accordance with GAAP. EBITDA EBITDA is defined as earnings before interest, tax, depreciation and amortization. EBITDAre EBITDAre is defined by The National Association of Real Estate Investment Trusts (“NAREIT”) as follows: (a) GAAP net income or loss, plus (b) interest expense, plus (c) income tax expense, plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated property, including losses/ gains on change of control, plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, plus (g) adjustments to reflect the entity’s share of EBITDAre of consolidated affiliates. Adjusted EBITDAre Adjusted EBITDAre is defined as EBITDAre modified to exclude items such as share-based compensation expenses, lease terminations, debt extinguishments, transaction expenses, employee separation expenses and other items that we believe are not indicative of the performance of our portfolio. We also include an adjustment to reflect a full period of net operating income for i) operating properties acquired during the quarter, ii) operating properties disposed of during the quarter, and iii) redevelopment properties that were re-classified to operating properties during the quarter (in each case, as if such property, as applicable, had occurred on the first day of the quarter). The adjustments for acquisitions and redevelopment properties are based on our estimate of the net operating income we would have received from such property if it had been owned or operating for the full quarter; however, the net operating income we actually receive from such properties in future quarters may differ based on our experience owning or operating such properties subsequent to the closing of the acquisition or re- classification from redevelopment.

40 Notes & Definitions (continued) Funds from Operations ("FFO"), Core Funds from Operations ("Core FFO"), and Adjusted Funds from Operations ("AFFO") We use Funds from Operations (“FFO”), Core Funds from Operation (“Core FFO”) and Adjusted Funds from Operations (“AFFO”) as supplemental financial measures of our performance. These measures are used by management as supplemental financial measures of operating performance. We do not use these measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as indicators of our operating performance, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs. The summary below describes the way we use these measures, provides information regarding why we believe these measures are meaningful supplemental measures of performance and reconciles these measures from net income or loss, the most directly comparable GAAP measures. FFO We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined as net income or loss computed in accordance with GAAP, excluding real estate related depreciation and amortization, impairment losses of depreciable real estate assets, gains (losses) from sales of depreciable real estate assets and after adjustments for unconsolidated joint ventures. FFO is used to facilitate meaningful comparisons of operating performance between periods and among other REITs, primarily because it excludes the effect of real estate depreciation and amortization and net gains (losses) from real estate sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, FFO can help facilitate comparisons of operating performance between periods and among other REITs. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do, making comparisons less meaningful. Core FFO We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain items such as gain or loss from the extinguishment of debt, goodwill impairment, unrealized gains or losses on derivative instruments, employee separation expense, transaction expenses, lease termination fees, and other items not related to ongoing operating performance of our properties. We believe that Core FFO is a useful supplemental measure in addition to FFO because it excludes the effects of certain items which can create significant earnings volatility, but which do not directly relate to our core business operations. As with FFO, our reported Core FFO may not be comparable to Core FFO as defined by other REITs. AFFO AFFO is presented in addition to Core FFO. AFFO further adjusts Core FFO for certain other non-cash items, including straight-line rent adjustment, amortization of share-based compensation, deferred rent – ground lease, non-cash amortization items (e.g., amortization of above- and below-market rent, net, debt premium and discount, net, ground lease interests, tax benefits and deferred financing costs) and other non-cash transactions. We believe AFFO provides a useful supplemental measure of our operating performance and is useful in comparing our operating performance with other REITs that may not be involved in similar transactions or activities. As with Core FFO, our reported AFFO may not be comparable to AFFO as defined by other REITs.

41 Notes & Definitions (continued) GAAP Rent Change “GAAP Rent Change” is calculated as the percentage change between GAAP rents for new/renewal leases and the expiring GAAP rents of comparable leases for the same space. We do not calculate GAAP Rent Change for lease comparisons if either lease involved has any of the following characteristics, as we believe such leases do not provide a reliable basis for comparison: (i) the lease is for space that has never been leased under our ownership, (ii) the lease is for space that has been redeveloped or repositioned, (iii) the lease has a structure that is not comparable to the other lease or (iv) the lease term is less than 12 months. Net Debt “Net Debt” is total debt (excluding deferred financing costs and debt premiums/discounts) less cash and cash equivalents (excluding restricted cash). See below for reconciliations of total debt to net debt for 12/31/2025, 9/30/2025 and 12/31/2024. As of quarter 12/31/2025 9/30/2025 12/31/2024 Total Debt $ 485,936 $ 1,050,766 $ 1,360,326 Less: Cash and cash equivalents (excl. restricted cash) (138,673) (326,085) (146,514) Net Debt $ 347,263 $ 724,681 $ 1,213,812

42 Notes & Definitions (continued) Net Operating Income (NOI), Cash NOI, and Same Store Cash NOI Net operating income (“NOI”) is a non-GAAP financial measure calculated as net income or loss, the most directly comparable financial measure calculated and presented in accordance with GAAP, excluding (to the extent applicable during the periods presented) general and administrative expenses, corporate operating expenses to related parties, impairment of real estate, depreciation and amortization, interest expense, other income, net, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, impairment of goodwill, investment income or loss, transaction expense and net income or loss from discontinued operations and equity in earnings of unconsolidated real estate joint ventures. NOI on a cash basis (“Cash NOI”) is NOI adjusted to exclude the effect of straight- line rent, amortization of acquired above- and below-market lease intangibles, deferred termination income, other deferred adjustments and amortization of other intangibles. Cash NOI for our Same Store portfolio (“Same Store Cash NOI”) is Cash NOI for properties held for the entirety of all periods presented, with adjustments for lease termination fees and rent abatements (to the extent applicable during the periods presented). We believe that NOI, Cash NOI and Same-Store Cash NOI are helpful to investors as additional measures of operating performance because we believe they help both investors and management to understand the core operations of our properties excluding corporate and financing-related costs and non-cash depreciation and amortization. NOI, Cash NOI and Same Store Cash NOI are unlevered operating performance metrics of our properties and allow for a useful comparison of the operating performance of individual assets or groups of assets. These measures thereby provide an operating perspective not immediately apparent from GAAP income from operations or net income (loss). In addition, NOI, Cash NOI and Same Store Cash NOI are considered by many in the real estate industry to be useful starting points for determining the value of a real estate asset or group of assets. Because NOI, Cash NOI and Same Store Cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI, Cash NOI and Same Store Cash NOI as measures of our performance is limited. Therefore, NOI, Cash NOI and Same Store Cash NOI should not be considered as alternatives to net income or loss, as computed in accordance with GAAP. NOI, Cash NOI and Same Store Cash NOI may not be comparable to similarly titled measures of other companies.

43 Notes & Definitions (continued) Occupancy or Occupancy Percentage “Occupancy" is the leased square footage or usable acres, as applicable, under leases that have commenced as of the end of the quarter. "Occupancy Percentage" is total applicable Occupancy divided by the total applicable leasable square footage or usable acres. Operating Margin "Operating Margin" is NOI divided by revenue. Operating Partnership "Operating Partnership" refers to our operating partnership, PKST OP, L.P., which owns directly and indirectly all of the Company's assets. OP Units "OP Units" represent the outstanding common units of limited partnership interest in the Operating Partnership. Operating Property or Operating Portfolio "Operating Property" is any property not classified as a Redevelopment Property. "Operating Portfolio" refers to all Operating Properties. Per Share "Per Share" data represents amounts calculated based on the weighted-average number of basic and diluted common shares outstanding. Per Share/Unit "Per Share/Unit" data represents amounts calculated based on (i) the weighted-average number of basic and diluted common shares outstanding plus (ii) the weighted-average number of OP Units outstanding (that are owned by unitholders other than Peakstone Realty Trust). This metric is used in FFO and AFFO calculations. Redevelopment Property "Redevelopment Property" is a property where we intend to undertake “repositioning/redevelopment work” including (i) making capital improvements to enhance its functionality, (ii) removing existing structures, (iii) building a new facility from the ground up, and/or (iv) converting the property to a different use. A Redevelopment Property will be moved to the Operating Portfolio upon the earlier of (i) achieving 90% Occupancy of the intended use or (ii) 12 months after completion of the repositioning/redevelopment work. “Redevelopment Portfolio” refers to all Redevelopment Properties. Same Store "Same store" portfolio means properties which were held for a full period compared to the same period in the prior year. WALT “WALT” is the weighted average lease term in years (excluding unexercised renewal options and early termination rights) based on Annualized Base Rent.